Exhibit 10.3

                                 PROMISSORY NOTE

$200,000.00                                                  Date: June 01, 2005

For value received, the undersigned Sierra Norte LLC (the "Borrower"), at 5111 Juan Tabo Blvd. N.E., Albuquerque,, New Mexico 87111, promises to pay to the order of Karen Y. Duran, (the "Lender"), at 12512 Modesto Ave. N.E., Albuquerque,, New Mexico 87122, (or at such other place as the Lender may designate in writing) the sum of $200,000.00 with interest from June 01, 2005, on the unpaid principal at the rate of 8.50% per annum.

Unpaid principal after the Due Date shown below shall accrue interest at a rate of 12.00% annually until paid.

The unpaid principal and accrued interest shall be payable in annual installments of $17,000.00, beginning on June 0 1, 2006, and continuing until June 0 1,2006, (the "Due Date"), at which time the remaining unpaid principal or principal and interest shall be due in full.

THE BORROWER UNDERSTANDS THAT THE PAYMENT OF THE ABOVE INSTALLMENT PAYMENTS MAY NOT FULLY AMORTIZE THE PRINCIPAL BALANCE OF THE NOTE, AND THEREFORE, A BALLOON PAYMENT MAY BE DUE ON THE DUE DATE.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

If any installment is not paid when due, the remaining unpaid balance and accrued interest shall become due immediately at the option of the Lender.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the due date with no prepayment penalty.

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

     1) the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

     2)   the death of the Lender;

     3) the filing of bankruptcy proceedings involving the Borrower as a Debtor;

     4)   the application for appointment of a receiver for the Borrower;

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     5)   the making of a general assignment for the benefit of the Borrower's creditors;

     6)   the insolvency of the Borrower;

     7) the misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.

In addition, the Borrower shall be in default if there is a sale, transfer, assignment, or any other disposition of any assets pledged as security for the payment of this Note, or if there is a default in any security agreement which secures this Note.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of New Mexico.

Signed this 1st day of June, 2005.

Borrower:

Sierra Norte, LLC


By: /s/ Fred M. Montano
    --------------------------------
    Fred M. Montano


ASSIGNMENT

[ONLY COMPLETE THE FOLLOWING INFORMATION TO ASSIGN PAYMENTS TO A NEW PARTY.]

For value received, the above Note is assigned and transferred to ____________ ,

("Assignee") of _________________________________________.
                     (City)(Sate/province)

__________________________
(Country)


Dated:  June 1, 2005
       -----------------------------


By: /s/ Karen Y. Duran
    --------------------------------
    Karen Y. Duran


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                          AMORTIZATION SCHEDULE Annual

Percentage Rate = 8.5000% - Principal = $ 200000.00

Total             Interest          Principal                           Annual
Payment  Amount   Amount                                       Payment  Payment
Balance                                              Loan      Number   Date
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